ParkerVision

Corporate Presentation

Safe Harbor Statement

This document shall not constitute an offer to sell or the solicitation of an offer to buy securities of ParkerVision, Inc. (the "Company").

This presentation may contain forward-looking statements that involve risks and uncertainties. All statements, other than statements of fact, included in this presentation, including with limitation, statements regarding potential future plans and objectives of the Company, are forward-looking statements. Words such as "anticipates", "expects", "intends", "plans", "believes", "seeks" and "estimates" and similar expressions are intended to identify such forward-looking statements. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following: general economic and business conditions; successful product development activities and deployment; competition; unexpected changes in technologies and technological advances; the outcome of litigation; and the ability to obtain adequate financing in the future. The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosure detailed in certain of the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K, filed on March 18, 2013, and its Form 10-Q for the quarter ended March 31, 2013, filed on May 9, 2013, available at http://www.sec.gov. The Company assumes no obligation to update the information contained in this presentation.

ParkerVision at a Glance

Innovator of Fundamental Wireless Technologies

Innovator of Fundamental Wireless Technologies	
IP Licensing/Defense	Chip Sales
• PRKR's patent portfolio includes some of the fundamental IP for RF communications	• Partnered with VIA Telecom on a RF-Baseband chipset solution, currently under evaluation by leading Asia-based handset OEM

ParkerVision designs, develops and markets its proprietary RF technologies, which enable advanced wireless communications for current and next generation mobile communications networks. Our RF solutions enable more efficient use of power, reduced cost and size, greater design simplicity and enhanced performance for mobile handsets and a variety of other wireless connected devices.

Exchange / Ticker	Nasdaq: PRKR
Founded	1989
Headquarters	Jacksonville, FL
Share Price*	$4.45
52-Week Range*	$1.48 - $4.70
Shares Outstanding*	88.5 million
Market Cap*	$394 million
Patents Issued*	222
Patent Applications*	~50

* As of 5/28/2013

Investment Highlights

- Leading innovator of fundamental RF data reception and data transmission technologies
- Significant cost, size and performance advantages over other RF technologies for receiving and sending data
- Broad range of end markets able to benefit from PRKR's patented technology
- Partnered with leading intellectual property and litigation experts
- Leading IP portfolio with over 220 patents issued and approximately 50 additional patent applications pending
- Patent lives extend out as far as 2031 with new IP being captured on an on-going basis

Growth Strategy

A three-pronged growth strategy provides multiple opportunities

IP Licensing/Product Venture

- Partnered with 3LP Advisors, a leading IP strategy and advisory firm
- 3LP conducted an extensive analysis of PRKR's patent portfolio and is approaching companies on PRKR's behalf regarding discussions of possible business relationships

IP Defense

- Trial scheduled to begin in October 2013 for ParkerVision's patent infringement lawsuit against Qualcomm
- ParkerVision asserting six of its RF downconversion (receiver) patents
- Patent claim construction ruling, or Markman Order, adopted over 90% of PRKR definitions (none of Qualcomm's definitions were adopted by the court)

Chip Sales

- Working with CDMA baseband chip provider VIA Telecom to interface PRKR RF technology with VIA baseband chipsets for complete CDMA mobile wireless solutions
- Product currently under evaluation by leading Asian handset OEM

ParkerVision's Technology

- RF DOWNCONVERSION (RECEIVERS)*
- RF UPCONVERSION (TRANSMITTERS)*



Baseband
Transceiver
RECEPTION
RF IN
POWERED TRANSMISSION
RF OUT

- Marketed under the trade names d2d (receivers) and d2p (transmitters), registered trademarks of ParkerVision, Inc.

ParkerVision Technology:
RF Downconversion (Receivers)


RECEPTION
RF IN
Transceiver
Baseband

Spec Changes Force Departure from Traditional Receiver Technologies

	Superheterodyning *(1930s – early 2000s)*	Direct conversion with analog Gilbert cell (e.g.) *(Early 2000s)*	PARKERVISION Energy Sampling *(~2006 and on)*
			
Protocol generation	***2G***	***3G***	***3G, 4G, LTE, WiMax***
Device size and functionality			
Chip process node size *Smaller → thinner phones, more room for other functionality*	**1000 – 350nm**	**250 – 180nm**	**≤ 180nm**
Chip Operating Voltage[1] *Lower → better battery life, longer talk-time*	**5 – 7 V** **3 – 5V**	**3 – 5 V** **1.5 – 2.5 V**	**< 3 V** **< 1.25 V**

Smaller geometry semiconductors with lower voltage levels create industry trend toward RF Energy Sampling techniques.

The History of RF Downconversion

	Analog (continuous time) RF Downconverters		**PARKERVISION** RF Sampling (discrete time increments) RF Downconverters
	Superheterodyning Receivers *(1930s – early 2000s)* 	**Direct conversion Receivers with analog Gilbert cell (e.g.)** *(Early 2000s)* 	**RF Energy Sampling Receivers** *(~2006 and on)* 
Protocol generation	***2G*** ***WiFi – 802.11b***	***3G*** ***WiFi – 802.11b/g***	***3G, 4G, LTE, WiMax*** ***WiFi – 802.11b/g/n***
Change in Environment	• RF data signal frequencies require downconversion to extract the transmitted data • Single-step down-converting doesn't result in desired receiver performance	• Smaller & less expensive receivers for growing consumer wireless devices • Highly integrated on semiconductors • Easier multi-mode/multi-band	• Smaller devices • High performance devices requiring high dynamic range and sensitivity in spite of smaller size & low voltage • Low power use required
Technology solution / features	• Convert signal in two or more steps • Filter and process signal at "intermediate frequency" (IF) stag(e(s) and baseband	• Down convert in one step, • Reduced performance vs. SuperHet & more power consumption	• Down convert in one step • Better performance than SuperHet & operates in semi's with <3V available • Lowest power • Even easier multi-mode/multi-band

ParkerVision Technology:
RF Upconversion (Transmitters at RF Power)


Baseband
Transceiver
RF TRANSMISSION
OUT AT DESIRED POWER

Evolving Science of Creating RF Carrier Signal

Linear RF Transmit Chain



Basic Concept:

Create low-power modulated RF carrier signal followed by a series of amplification stages to add desired power and ultimately create RF carrier signal at desired output power

- Sending linear carrier signal through multiple amplification stages is very inefficient
- Challenging (if even practical) to fully integrate with receivers and basebands

DC to RF Energy Converter


Z

Basic Concept:

Convert power source to modulated RF carrier signal at desired RF output power

- Launching data directly to an amplified carrier signal without multiple stages of linear amplification is very efficient
- Enable full integration

Market Overview and Opportunity

Devices that incorporate RF using small geometry CMOS



Network

Markets for RF Using Small Geometry CMOS Large & Growing

Market	Current Size	Projected Future Size
 Smartphones	$55B	$150B (2014)
 Tablets	$35.3B	$59.0B (2016)
 Wireless LAN	$3.5B	$3.5B (2015)
 Small cells	$0.3B	$7.7B (2015)
 Cable modems	$4.7B	$7.0B (2016)
 Set top boxes	$8.7B	$13B (2016)
 Smart TV	$86B	$265B (2016)

Source: Market research reports, compiled by 3LP Advisors

The Mobile-Connected & Cellphone Markets

Mobile-connected Devices

#1 – Wireless became #1 semiconductor industry in 2011 – approaching $80 billion in revenue this year

>7 Billion - The number of mobile devices will exceed the world's population by end of 2011

25% – By 2016: 25% of mobile users will have more than one mobile-connected device


World Poulation (M)
Wireless Connections (M)
Millions
10,000
9,000
8,000
7,000
6,000
5,000
6,916
7,469
6,991
7,830
7,066
8,126
7,141
8,498
7,215
8,802
7,287
9,109
2011
2012
2013
2014
2015
2016

Source: Cisco Visual Networking Index: Global Mobile Data Traffic Forecast 2011-2016; www.npg.org/facts/world_pop_year;


Global Semiconductor Spending by Top OEMs for the Wireless and Computer Application Markets (Billions of U.S. Dollars)
$80.0
$60.0
$40.0
$20.0
$0.0
2009
2010
2011
2012
2013
Wireless
Computers

Source: IHS iSuppli January 2012

The Mobile-Connected & Cellphone Markets

Cellphone Market

- Largest global consumer device market
- 1.7 billion units sold annually: 2012
- 1.9 billion units annually predicted: 2014



Digital Baseband Sales by Vendor
2011: $ 9.7 Bil, 1.2 Bil Units ($ 8.08)
MediaTek 11.9%
TI 9.8%
STER 6.7%
Broadcom 6.2%
Samsung (lte) 0.2%
Spreadtrum 2.0%
MStar 1.4%
Via 1.3%
Freescale 0.9%
Other 1.6%
Intel 19.4%
Qualcomm 38.7%
Marvell 0.2%
GCT Semi (lte) 0.2%
OKI 0.1%
Renesas 0.9%

Forward Concepts "Cellular Handset & Tablet Core Chip Trends '12", Feb 2012



Annual CELLPHONE shipments GLOBALLY
Units Shipped (Millions)
2,500
2,000
1,500
1,000
500
1,775
1,746
1,875
1,949
2011
2012
2013
2014
Gartner Group 2012

The ParkerVision Patent Portfolio

World Class Portfolio of Technologies


ParkerVision

Protected by over 220 United States & foreign granted patents

ParkerVision's Receiver IP:
Unique Value Drivers

- ParkerVision owns a "gateway" technology (RF Energy Sampling)
- Enables high performance RF receivers on low cost small geometry CMOS semiconductors
- The industry heavily cites the concepts behind this technology and trends suggest that companies have/are moving in this direction
- No known work-around that provides the benefits of RF Energy Sampling
- ParkerVision invented and patented years ahead of its counterparts who were operating in a world that actively taught away from energy sampling
- Claims cover all facets of energy sampling: methods and applications/devices
- Patent coverage is broad, spanning many large markets
- IP value not limited by encumbrances (ie: no FRAND obligations, etc.)
- Use of this technology is detectable

ParkerVision's RF Transmitter IP:
Unique Value Drivers

- Industry trends suggest that companies are moving toward ParkerVision's RF transmission technology
- Broad and growing coverage of transmitter architecture
- Industry players are beginning to cite concepts behind this technology
- Patent coverage is broad, spanning many high value markets
- Patents are unencumbered
- ICs utilizing the technology are already under evaluation with leading handset manufacturer

RF Transmission Technology is just a few years behind RF Receiver Technology


Count of citing patents (excluding ParkerVision self-citations)¹
Citations to ParkerVision's patents
Citations to D2D Patents
Reception
Citations to D2P patents
Transmission
*
0
20
40
60
80
100
120
140
160
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Publication year of patents citing ParkerVision's patents
© 2013, 3LP Advisors

* Red bars indicate estimated citations because many potentially citing patent applications are not yet public (18 month delay)

Note: 1. "D2D" citation counts reflect patents which cite ParkerVision's D2D energy sampling patents and patents covering other related technologies. Citation counts exclude ParkerVision citations to its own patents; counts include citations to ParkerVision pre-grant applications

d2d and d2p are registered trademarks of ParkerVision, Inc.

Citations of ParkerVision's Patents are Increasing


Top Companies Owning Patents and Applications that are Citing ParkerVision's Patent Portfolio
Broadcom
Wi-Lan
Qualcomm
Finisar
Magna Donnelly
Samsung Electronics
Marvell International
Panasonic
Ericsson
Mosaid Technologies
Honeywell
Current Technologies
Nokia
Sony
Freescale Semiconductor
0
10
20
30
40
50
60
70
80
Patent Filings Citing ParkerVision's Portfolio
Total of 250 companies owning patents and applications citing 1 or more patents in the ParkerVision portfolio
© 2012, ipCapital Group, Inc. All Rights Reserved.

Relevant Patent Filings at Major Technology Companies

Top U.S. Patent Filers

Source: ipCapital Group's Human-Read Analysis of ~2000 patents on the Relevant Technology Landscape


BROADCOM
ParkerVision
SAMSUNG
ERICSSON
Panasonic
intel
NOKIA
Connecting People
QUALCOMM
MOTOROLA
TEXAS INSTRUMENTS
50
100
150
200
250
Number of U.S. Patent Filings

ParkerVision's IP Prosecution Process
Securing Patent Rights To Innovations

- ParkerVision systematically develops its IP to support growth opportunities with a focus on both quality and quantity
  - Invested >$20 million to file and maintain IP protection for our innovations
  - 222 patents issued to date – both US and International filings
- Patent families cover each major innovation
  - Multiple patents cover each major innovation from numerous perspectives
  - Thorough disclosures to describe and define the innovation(s)
  - Worldwide extensive prior art searching and references to scope novelty
  - Early filing dates
  - Petitions to make special
  - Examiner meetings
  - Continuations & continuations in part

Third Party Analysis of IP

Three #1 rankings on The Patent Board's latest Wall Street Journal quarterly report (March 18, 2013)

- ParkerVision's IP Significance Continues to be Recognized by The Patent Board
- Only company ranked in the latest Telecom sector quarterly report with 3 (out of 6) #1 category rankings
- In a new ranking, Science Strength over 5 Year time period, ParkerVision ranks #1 at 11420.8, while Qualcomm, who is ranked #2, scored a 4099.2

#	Company	Science Strength 13-wk
1	ParkerVision Inc.	13118
2	Qualcomm Inc.	7162.8
3	NTT Corp.	3786.3
4	InterDigital Inc.	2655.5
5	Ericsson	1348
6	Harris Corp	1172.3
7	Research in Motion	1111.3
8	Cisco Systems	998
9	AT&T Inc.	959.8
10	Alcatel-Lucent	806.3

#	Company	Research Intensity
1	ParkerVision Inc.	4.53
2	Harris Corp.	2.2
3	Wi-Lan Inc.	2.2
4	Fortinet Inc.	2.1
5	InterDigital Inc.	2.08
6	LightSquared	2.04
7	ViaSat Inc.	1.8
8	Sharp Corp.	1.72
9	NTT Corp.	1.71
10	Qualcomm Inc.	1.47

#	Company	Industry Impact
1	ParkerVision Inc.	10.71
2	LightSquared	7.3
3	Fortinet Inc.	3.69
4	Century Link	2.78
5	TeleComm. Systems	2.2
6	West Corp.	2
7	Brocade Comm Systems Inc.	1.9
8	Wi-Lan Inc.	1.8
9	EchoStar Corp.	1.73
10	Juniper Networks Inc.	1.4

Business Opportunities

- IP Licensing/ Product Venture
- IP Defense
- Chip Sales

IP Licensing/Product Venture Business Opportunities

- **In November 2012, ParkerVision retained leading intellectual property strategy firm, 3LP Advisors LLC to pursue business opportunities for its patented technologies.**
- **Initial discussions**: 3LP is approaching potential licensees and/or product customers on ParkerVision's behalf to introduce them to the Company's IP portfolio and explain the value in the technology.
- **Confidential Information Memorandum (Under CDA)**: a detailed document marketing the portfolio that more clearly demonstrates the value of PRKR's IP
  - The technology and why it is fundamental to much of modern day connectivity
  - Industry trends towards adoption
  - ParkerVision was far ahead of the industry – widespread teaching away
  - Patent portfolio claims coverage
  - Forward citations, counts and trends
  - Broad market coverage, market sizing, and encumbrances (none)
  - Evidence of use detectability
  - "Engineering analysis" charts
- **Customized presentations (Under CDA)**: In-person meetings with potential licensees
  - Help potential licensee gain a thorough understanding of the value of ParkerVision's IP within its specific market

IP Defense: Litigation Against Qualcomm

DEADLINE OR EVENT	DATE
Parties' Deadline for Disclosure of Initial Expert Reports on Issues for Which the Disclosing Party Bears the Burden of Proof	March 4, 2013
Parties' Deadline for Disclosure of Rebuttal Expert Reports	April 1, 2013
Expert Discovery Deadline	April 29, 2013
Parties' Deadline for Filing Dispositive Motions	May 22, 2013
Parties' Deadline for Filing *Daubert* Motions	July 8, 2013
Parties' Deadline for Meeting in Person to Prepare Joint Final Pretrial Statement	September 3, 2013
Parties' Deadline for Filing a Joint Final Pretrial Statement, Which Shall Include: a Single Set of Jointly Proposed Jury Instructions and Verdict Form (also sent to Chamber's email in Microsoft Word format), Voir Dire Questions, Witnesses Lists, and Exhibit Lists with Objections (on the Approved Form)	September 12, 2013
Parties' Deadline for Filing All Other Motions, Including Motions *in Limine* (MULTIPLE MOTIONS *IN LIMINE* ARE NOT FAVORED. ALL REQUESTS TO LIMIT EVIDENCE SHALL THEREFORE BE INCLUDED IN A SINGLE MOTION NOT TO EXCEED 25 PAGES WITHOUT LEAVE OF COURT. RESPONSES ARE LIMITED TO 20 PAGES WITHOUT LEAVE OF COURT.)	August 29, 2013
Final Pretrial Conference	September 19, 2013 at 1:15 p.m.
Trial Term Begins	October 7, 2013 at 9:00 a.m.
Estimated Length of Trial	10 to 20 days
Jury/Non-Jury	Jury

- Claim Construction (Markman) ruling issued February 21, 2013
  - Court adopted ParkerVision's definitions for 40 of the 44 disputed terms
- Qualcomm's Initial Claims and Defenses of Inequitable Conduct have all been dismissed by Court or withdrawn by Qualcomm
- Motions for Summary Judgment Filed May 22, 2013
- Trial Scheduled to begin October 7, 2013

Schedule shown is excerpted from the complete case schedule publicly available on ParkerVision's website.

IP Defense: Litigation Against Qualcomm

- **ParkerVision disclosed its technology to Qualcomm in 1999 under NDA**
  - Prototype board delivered to Qualcomm; board (still in existence today) was tested and demonstrated the receiver performance required for CDMA
  - Subsequent to disclosures, demonstrations and testing, Qualcomm and ParkerVision entered into licensing negotiations
  - Parties were unable to negotiate acceptable terms and discussions ended

- **Qualcomm believed to begin shipping infringing product as early as 2006/2007 and standardizing on PRKR technology by 2010**

- **Potential damages:**
  - Quote from May 9, 2013 Quarterly Conference Transcript:

    Jeffrey Parker, CEO, states, "*as a reference point, this number [damages ask] is significantly greater than our current market capitalization*"
  - Does not consider future use and/or willfulness
  - Based on US sales only and includes both direct and indirect infringement

- **ParkerVision management, its litigation team and its technical experts all believe that none of the prior art presented by Qualcomm as basis for invalidity defense contemplates the patents in suit**

Business Opportunities: Chip Sales

- **Working with VIA Telecom on the interface of ParkerVision's RF technology with baseband chipsets from VIA**
  - ParkerVision technical team at VIA's facilities in support of integration efforts
- **Product being tested by Leading Handset OEM**
  - ParkerVision technical team testing latest-generation chips on OEM phone boards for possible inclusion in future handsets, OEM expected to conduct testing soon after
- **Provides significant advantages over competing solutions**
  - Lower power consumption and less heat generation are attractive for device manufacturers

Key Takeaways

- Leading innovator of fundamental RF data reception and data transmission technologies
- Significant cost, size and performance advantages over other RF technologies for receiving and sending data
- Broad range of end markets able to benefit from PRKR's patented technology
- Partnered with leading intellectual property and litigation experts
- Leading IP portfolio with over 220 patents issued and approximately 50 additional patent applications pending
- Patent lives extend out as far as 2031 with new IP being captured on an on-going basis